UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 April 10, 2008

                             CHINA IVY SCHOOL, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          000-50240                                        98-0338263
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

                 1 Suhua Road, Shiji Jinrong Building Suite 801, Suzhou Industrial Park, Jiangsu Province, 215020, P.R. China
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                86-512-6762-5632
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                         Anlian Building, Suite #A 1501,
                        Futian District, Shenzhen, China
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On April 10, 2008, China Ivy School, Inc. (the "Company") and a group of five investors mutually agreed to terminate the Standby Fixed Price Equity Distribution Agreement they had entered on May 29, 2007. No shares were sold or distributed under the Agreement by, to or among any of the Parties, and none of the Parties have any rights remaining under the Agreement or arising out of the termination of the Agreement. The investors were Nation City Investments Limited, Innovation Gaining Investments Limited, Arjuno Investments Limited, Billion Hero Investments Limited, and Even Bright Investments Limited. The company incurred no early termination penalties.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2008                              CHINA IVY SCHOOL, INC.


                                                  Name: /s/ Yongqi Zhu
                                                        ------------------------
                                                            Yongqi Zhu
                                                  Title: Chief Executive Officer